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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 23, 1999



                                   -------


          FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1999, which forms the Trust which will issue the C-BASS Mortgage Loan Asset-Backed
     Certificates, Series 1999-CB5).

                       FINANCIAL ASSET SECURITIES CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                   333-84929                06-1442101
----------------------------       -----------           -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)


    600 Steamboat Road
  Greenwich, Connecticut                                        06830
  ----------------------                                      ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


       Registrant's telephone number, including area code (203) 625-2700
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


Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     In connection with the issuance of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5 (the "Certificates"), Financial Asset Securities Corp. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1   Opinion of Brown & Wood LLP re Tax Matters.














-----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 15, 1999 and the prospectus supplement dated November 22, 1999, of Financial Asset Securities Corp., relating to its C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FINANCIAL ASSET SECURITIES CORP.



                                        By: /s/ John Graham
                                           --------------------------
                                            John Graham
                                            Vice President



Dated:   November 23, 1999

                                 Exhibit Index
                                 -------------


Exhibit                                                                   Page
-------                                                                   ----

8.1          Opinion of Brown & Wood LLP re Tax matters                     5

                                  Exhibit 8.1
                                  -----------

                         [Brown & Wood LLP Letterhead]



                                                             November 23, 1999





Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut  06830






                                 Re:    C-BASS Mortgage Loan Asset-Backed
                                        ---------------------------------
                                        Certificates, Series 1999-CB5
                                        -----------------------------

Ladies and Gentlemen:

     We have acted as counsel for Financial Asset Securities Corp. (the "Depositor"), a Delaware corporation, in connection with the purchase and sale of certain of certain first-lien and second-lien, fixed-rate and adjustable rate mortgage loans (the "Mortgage Loans") by the Depositor of the Mortgage Loans to a trust (the "Trust"), created by a pooling and servicing agreement, dated as of November 1, 1999 (the "Pooling and Servicing Agreement"), among the Seller, the Depositor, Litton Loan Servicing LP, as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). In exchange for the Mortgage Loans, the Trust has issued to the Depositor the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5, Class A-1, Class A-2 (the "Offered Certificates"), Class R and Class X Certificates. The Offered Certificates, together with the Class R and the Class X Certificates, are collectively referred to herein as the "Certificates."

     The Certificates will represent the entire undivided beneficial ownership interest in the assets of the Trust, which will include, among other things, the Mortgage Loans and any Accounts held by the Trustee for the Trust. Terms not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

     In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

     1. The registration statement (No. 333-84929) of the Depositor on Form S-3 on file with the Securities and Exchange Commission (the "Commission"), such registration statement (without exhibits) on the date the last post-effective amendment thereto was declared effective is herein referred to as the "Registration Statement".

     2. The Prospectus relating to the Offered Certificates, dated September 15, 1999 (the "Base Prospectus"), as supplemented by the Prospectus Supplement, dated November 22, 1999 (the "Prospectus Supplement") (such Base Prospectus, as so supplemented by the Prospectus Supplement, the "Prospectus").

     3. A signed copy of the Pooling and Servicing Agreement.

     4. Specimens of the Certificates.

     As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Depositor and of public officials and agencies.

     Further, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the due authorization, execution and delivery of the Pooling and Servicing Agreement by the respective parties thereto (other than the Depositor).

     Assuming compliance with the Pooling and Servicing Agreement, (i) for federal income tax purposes, each Subsidiary REMIC and the Master REMIC will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended, (ii) the Excess Reserve Fund Account is an "outside reserve fund" that is beneficially owned by the holders of the Class X Certificates, and (iii) the rights of the holders of the Class A-2 Certificates to receive payments from the Excess Reserve Fund Account represent, for federal income tax purposes, interests in an interest rate cap contract.

     In giving the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.


                                                Very truly yours,

                                                /s/ Brown & Wood LLP
                                                --------------------

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                    November 23, 1999



BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


Re:  Financial Asset Securities Corp.
     C-BASS Mortgage Loan Asset-Backed Certificates,
     Series 1999-CB5
     -----------------------------------------------

Ladies and Gentlemen:

     On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes.

                                        Very truly yours,

                                        /s/ Amy Sunshine

                                        Amy Sunshine

Enclosure